Panorama®

Supplement dated April 20, 2005

to the Prospectus dated May 1, 2004

Closing of Scudder VIT EAFE® Equity Index Fund

The Scudder VIT EAFE® Equity Index Fund’s (the “Fund”) Board of Trustees has approved the termination and liquidation of the Fund effective July 25, 2005.

You may continue to have contract value in the Fund and you may allocate and/or transfer additional contract value to the Fund (subject to the terms outlined in the prospectus) until July 25, 2005.

As of the close of business on July 25, 2005, the Fund will involuntarily redeem the shares of any shareholder still invested in the Fund. Once liquidated, no purchase payments can be allocated to the Fund and no transfers of contract value can be made to the Fund.

Transfer of Contract Value from the Fund

Effective April 20, 2005, transfers out of the Fund in response to this supplement will not be assessed a transaction charge or counted towards the number of free transfers allowed each year.

As of the close of business on July 25, 2005, any contract value remaining in the Fund will be automatically transferred to the Oppenheimer Money Fund/VA. This transfer will not be assessed a transaction charge or counted towards free transfers allowed each year.

Impact on Systematic Programs and Future Purchase Payment Allocations

The Oppenheimer Money Fund/VA will replace the Fund in any of the following systematic programs that continue to utilize the Fund as an investment choice as of the close of business on July 25, 2005:

•	Systematic Withdrawal Program; and

•	Automatic Investment Plan.

By 4:00 p.m. Eastern time on July 24, 2005, if you participate in the systematic program listed below and utilize the Fund in this program, the Fund must be replaced by another investment choice available in your contract or your participation in this systematic program will automatically terminate:

•	Dollar Cost Averaging Program.

If you do not change your future purchase payment allocations prior to July 25, 2005, any purchase payments received on or after July 25, 2005 will be allocated to the Oppenheimer Money Fund/VA instead of the Fund.

If you do not wish to have your contact value in the Fund automatically transferred to the Oppenheimer Money Fund/VA on July 25, 2005, review your fund allocations and systematic programs to determine if you need to make any changes.

To change your investment choices, contact your financial professional or call the Annuity Service Center at 1-800-272-2216 (press 2), Monday through Friday, between 8 a.m. and 8 p.m. Eastern time.

To learn more about the available investment choices within your contract, see your product prospectus and the accompanying fund prospectuses. These can be viewed at www.massmutual.com/annuities or you can call the Annuity Service Center at the above number and request copies.

PS51-04